Exhibit 10.4
EXECUTION COPY
AMENDMENT NO. 3
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
          This AMENDMENT NO. 3 to FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of February 23, 2010, is entered into by and among Tesoro Corporation (the “Borrower”), the financial institutions party to the below-defined Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”). Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.
WITNESSETH
          WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of May 11, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders party hereto and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders party hereto hereby agree as follows:
     1. Amendments to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
     (a) Section 1.1 of the Credit Agreement is hereby amended to insert alphabetically therein the following new defined terms:
          “Amendment No. 3 Effective Date” means February 23, 2010.
          “Pipeline Property” means Property of the Pipeline Subsidiaries owned in connection with transportation of petroleum via pipeline or storage of petroleum at terminals.
          “Throughput Documents” means, collectively, (i) the Second Transportation and Storage Agreement, dated as of September 18, 2007, by and between Castor Petroleum Ltd. and PetroTerminal de Panama, S.A., as previously amended by the First Amendment thereto dated November 28, 2008, and as the same may be further amended, restated, supplemented or otherwise modified from time to time and (ii) the

Transportation and Storage Agreement, dated as of September 18, 2007, by and between Castor Petroleum Ltd. and Tesoro Panama Company, S.A., as previously amended by the First Amendment thereto dated November 27, 2008, and the Second Amendment thereto dated November 28, 2008, and supplemented by a Side Letter dated September, 2007, and as the same may be further amended, restated, supplemented or otherwise modified from time to time.
     (b) The definition of “Applicable Fee Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
“Applicable Fee Rate” means, with respect to the Commitment Fee at any time, 0.50% per annum.
     (c) The definition of “Excluded Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
“Excluded Subsidiary” means each of Tesoro Marine Services Company, Tesoro Marine Services, LLC, Interior Fuels Company, Tesoro Petroleum (Singapore) Pte. Ltd., Tesoro Canada Supply & Distribution Ltd, Tesoro (UK) Supply & Trading, Ltd., RW Land Company (f/k/a Philosopher’s Stone Land Company), Redland Vision, LLC (f/k/a Philosopher’s Stone Land Partners, L.P.), RidgeWood Association, Tesoro Panama Company, S.A., the Pipeline Subsidiaries, and such other Subsidiaries that the Borrower, with the Agent’s prior written consent, may identify to the Agent and the Lenders from time to time.
     (d) Section 6.12 of the Credit Agreement is hereby amended (i) to re-designate the existing Section 6.12.5 as “Section 6.12.6” and (ii) to insert a new Section 6.12.5 thereto as follows:
6.12.5 Sales of Pipeline Property; provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this Section 6.12.5 shall not exceed $150,000,000 during the term of this Agreement.
     (e) Section 6.13.4 of the Credit Agreement is hereby amended to restate clause (iii) thereof in its entirety as follows:
(iii) immediately before and after making such Acquisition or Investment, on a pro forma basis (x) Excess Availability equals or exceeds 20% of the Borrowing Base then in effect and shall remain equal to or in excess of 20% for the remainder of the day on which said Acquisition or Investment is made, and (y) the “Fixed Charge Coverage Ratio” as calculated in Section 6.21 on a rolling four quarter basis for the quarter most recently ended exceeds 1.15 to 1.00; provided that this clause (y) need not be satisfied in connection with any Acquisition in respect of which (1) the Borrower or any Subsidiary acquires only capital stock or other equity interests of the target and (2) the consideration paid by the Borrower or such Subsidiary is comprised entirely of its capital stock and contains no cash or cash-equivalent component; and

     (f) Section 6.13.4 of the Credit Agreement is hereby further amended to insert a sentence at the end thereof as follows:
Notwithstanding the foregoing, and for the avoidance of doubt, the aggregate amount of any Investment made by the Borrower or any Subsidiary in Tesoro Panama Company, S.A. and remaining outstanding in reliance on this Section 6.13.4 shall not exceed, when aggregated with the amount of intercompany loans and/or advances made by the Borrower or any Subsidiary to Tesoro Panama Company, S.A. and remaining outstanding in reliance on Section 6.14.5(iv), $100,000,000.
     (g) Section 6.14.5 of the Credit Agreement is hereby restated in its entirety as follows:
6.14.5 Indebtedness arising from intercompany loans and advances (i) made by any Subsidiary to the Borrower or any Subsidiary Guarantor, (ii) made by the Borrower to any Subsidiary Guarantor, (iii) made by the Borrower or any Subsidiary to any Excluded Subsidiary or Wholly-Owned Subsidiary not constituting a Subsidiary Guarantor (in either case, excluding Tesoro Panama Company, S.A.) in an aggregate principal amount in Dollars not to exceed $10,000,000 at any time for all such Indebtedness under this clause (iii); provided that all such Indebtedness shall be expressly subordinated to the Secured Obligations, or (iv) made by the Borrower or any Subsidiary to Tesoro Panama Company, S.A. in an aggregate principal amount in Dollars not to exceed, when aggregated with the amount of Investments made by the Borrower or any Subsidiary to Tesoro Panama Company, S.A. and remaining outstanding in reliance on Section 6.13.4, $100,000,000 at any time outstanding for all such Indebtedness under this clause (iv); provided that all such Indebtedness shall be expressly subordinated to the Secured Obligations.
     (h) Section 6.14.6 of the Credit Agreement is hereby restated in its entirety as follows:
6.14.6 Indebtedness not described in or otherwise subject to Sections 6.14.1 through 6.14.5 that is unsecured and that does not at any time exceed an aggregate amount equal to $600,000,000; provided that neither the Borrower nor any Subsidiary shall be permitted to guarantee any Indebtedness of Tesoro Panama Company, S.A. (other than any guarantee in respect of the Throughput Documents) in reliance on this Section 6.14.6.
     (i) Section 6.14.7 of the Credit Agreement is hereby restated in its entirety as follows:
6.14.7 Indebtedness at any time arising under or in connection with Letters of Credit (other than Facility LCs) issued for the account of the Borrower or any Subsidiary thereof; provided, that such Letters of Credit shall be used only in connection with the Borrower’s or such

Subsidiary’s acquisition of Petroleum Inventory outside of the United States of America.
     (j) Section 6.14 of the Credit Agreement is hereby amended (i) to re-designate the existing Section 6.14.8 as “Section 6.14.10” and (ii) to insert new Sections 6.14.8 and 6.14.9 thereto as follows:
6.14.8 Indebtedness in an aggregate amount not to exceed $50,000,000 at any time arising under or in connection with Letters of Credit (other than Facility LCs) issued for the account of the Borrower or any Subsidiary thereof; provided, that such Letters of Credit shall be used only for general corporate purposes in the ordinary course of business.
6.14.9 Indebtedness to the extent constituting Contingent Obligations permitted by Section 6.19.
     (k) Section 6.21 of the Credit Agreement is hereby amended (1) to restate clause (x) thereof as follows:
(x) Consolidated EBITDA, minus expenses for cash federal income taxes paid, minus Net Consolidated Capital Expenditures, minus Restricted Payments, plus any cash dividend or cash distribution made by Tesoro Panama Company, S.A. in respect of its equity interests to the Borrower or any Subsidiary, plus cash federal income tax refunds received to and (2) to insert the following immediately at the end thereof:
Notwithstanding the foregoing or anything to the contrary set forth herein, no principal or interest payments made (x) by Tesoro Panama Company, S.A. to the Borrower or any Subsidiary, or (y) by the Borrower or any Subsidiary to Tesoro Panama Company, S.A., shall be included in any determination of the Fixed Charge Coverage Ratio under this Section 6.21.
     (l) Section 6.22 of the Credit Agreement is hereby amended in its entirety as follows:
6.22. Minimum Consolidated Tangible Net Worth. The Borrower will at all times maintain Consolidated Tangible Net Worth of not less than (i) $2,300,000,000, plus (ii) 75% of Consolidated Net Income (if positive) earned in each completed fiscal year beginning with the fiscal year ending December 31, 2010, plus (iii) 75% of the amount of all Net Cash Proceeds resulting from any issuance of the Borrower’s or any Subsidiary’s capital stock (other than the issuance of such stock to the Borrower or a Subsidiary).
     (m) The Pricing Schedule to the Credit Agreement is hereby amended in its entirety pursuant to the Pricing Schedule attached hereto as Exhibit A.
     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

          (a) the Agent shall have received executed copies of this Amendment from the Borrower and the Required Lenders;
          (b) the Agent shall have received a written reaffirmation of the Borrower’s and the Subsidiary Guarantors’ respective obligations under the Guaranty and the Collateral Documents in form and substance substantially similar to Exhibit B hereto;
          (c) the Agent shall have received, for the account of each Lender which delivers its executed signature page hereto by such time as is required by the Agent, an amendment fee equal to 0.15% of such Lender’s Revolving Loan Commitment under the Credit Agreement; and
          (d) the Borrower shall have paid all fees and expenses of the Agent (including, to the extent invoiced, attorneys’ fees and expenses) in connection with this Amendment.
     3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
          (a) This Amendment and the Credit Agreement as previously executed and amended and as amended hereby constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.
          (b) (i) The representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof except (x) with respect to Sections 5.5 and 5.7 of the Credit Agreement, the representations and warranties set forth in such Sections shall have been true and correct on and as of the date of the most recent Form 10-K or Form 10-Q filing, as applicable, made by the Borrower with the U.S. Securities and Exchange Commission, and (y) with respect to any other representation and warranty set forth in Article V of the Credit Agreement, to the extent such representation or warranty is stated to relate solely to an earlier date, such representation or warranty shall have been true and correct on and as of such earlier date and (ii) no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.
          (c) The modifications contemplated by this Amendment are permitted under the terms of indentures and other agreements referenced in Section 9.18 of the Credit Agreement that remain in effect as of the date hereof.
     4. Effect on the Credit Agreement.
          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

          (b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws, as opposed to the conflicts of law provisions, of the State of New York; provided, however, that if a court, tribunal or other judicial entity with jurisdiction over the Credit Agreement, this Amendment and the transactions evidenced by the Loan Documents were to disregard such choice of law, this Amendment shall be governed by and construed in accordance with the internal laws, as opposed to the conflicts of law provisions, of the State of Illinois.
     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TESORO CORPORATION, as the Borrower
By:	/s/ GREGORY A. WRIGHT
	Name:	Gregory A. Wright
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A, individually, and initial LC Issuer, and as Administrative Agent
By:	/s/ HELEN A. CARR
	Name:	Helen A. Carr
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Co-Documentation Agent and as a Lender
By:	/s/ DAN CLUBB
	Name:	Dan Clubb
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Co-Documentation Agent and as a Lender
By:	/s/ LINDA TERRY
	Name:	Linda Terry
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

FORTIS CAPITAL CORP., as a Co-Documentation Agent and as a Lender
By:	/s/ LARRY ROBINSON
	Name:	Larry Robinson
	Title:	Director

By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND plc, as a Co-Documentation Agent and as a Lender
By:	/s/ BRIAN D. WILLIAMS
	Name:	Brian D. Williams
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND plc, as a Lender
By:	/s/ JULIA R. FRANKLIN
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS, as a Lender
By:	/s/ LARRY ROBINSON
	Name:	Larry Robinson
	Title:	Director

By:	/s/ ANDREW OSTROV
	Name:	Andrew Ostrov
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

STATE OF CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender
By:	/s/ MICHAEL CLAYBAR
	Name:	Michael Claybar
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Credit Agricole Corporate and Investment Bank f/k/a Calyon (New York Branch), as a Lender
By:	/s/ PAGE DILLEHUNT
	Name:	Page Dillehunt
	Title:	Managing Director

By:	/s/ MICHAEL WILLIS
	Name:	Michael Willis
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Lender
By:	/s/ AMY PINCU
	Name:	Amy Pincu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ LEON MO
	Name:	Leon Mo
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

NATIXIS, as a Lender
By:	/s/ LOUIS P. LAVILLE, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

By:	/s/ DANIEL PAYER
	Name:	Daniel Payer
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RZB FINANCE, LLC, as a Lender
By:	/s/ SHIRLEY RITCH
	Name:	Shirley Ritch
	Title:	Vice President

By:	/s/ JOHN A. VALISKA
	Name:	John A. Valiska
	Title:	First Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ JOHN FRAZELL
	Name:	John Frazell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORP., as a Lender
By:	/s/ MASAKAZU HASEGAWA
	Name:	Masakazu Hasegawa
	Title:	General Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender
By:	/s/ MICHAEL P. BARANOWSKI
	Name:	Michael P. Baranowski
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GMAC COMMERICAL FINANCE, LLC, as a Lender
By:	/s/ DENNIS BAELIS
	Name:	Dennis Baelis
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, N.A., as a Lender, and as successor to Lender National City Business Credit, Inc.
By:	/s/ TERRANCE O. MCKINNEY
	Name:	Terrance O. McKinney
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender
By:	/s/ ROBYN PINGREE
	Name:	Robyn Pingree
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SIEMENS FINANCIAL SERVICES, INC., as a Lender
By:	/s/ ANTHONY CASCIANO
	Name:	Anthony Casciano
	Title:	Managing Director

By:	/s/ URI SKY
	Name:	Uri Sky
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ CHUNG-TAEK OH
	Name:	Chung-Taek Oh
	Title:	Director

By:	/s/ BARBARA PAULSEN
	Name:	Barbara Paulsen
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA S.A., NEW YORK BRANCH, as a Lender
By:	/s/ MICHAEL OKA
	Name:	Michael Oka
	Title:	Managing Director

By:	/s/ ALEX MAYRAL
	Name:	Alex Mayral
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Lender
By:	/s/ STUART MURRAY
	Name:	Stuart Murray
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Lender
By:	/s/ JOEY POWELL
	Name:	Joey Powell
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ JEFFREY D. PATTON
	Name:	Jeffrey D. Patton
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE FROST NATIONAL BANK, as a Lender
By:	/s/ SARAH CERNOSEK
	Name:	Sarah Cernosek
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Lender
By:	/s/ CLIFF LIN
	Name:	Cliff Lin
	Title:	VP & General Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ NANCY M. MAK
	Name:	Nancy M. Mak
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ MARK A. SERICE
	Name:	Mark A. Serice
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

UPS CAPITAL CORPORATION, as a Lender
By:	/s/ WILLIAM TALBOT
	Name:	William Talbot
	Title:	Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender
By:	/s/ JULIAN VIGDER
	Name:	Julian Vigder
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ALLIED IRISH BANKS, PLC, as a Lender
By:	/s/ BRENT PHILLIPS
	Name:	Brent Phillips
	Title:	Vice President

By:	/s/ MARTIN CHIN
	Name:	Martin Chin
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A
TO
AMENDMENT NO. 3
PRICING SCHEDULE
Attached

PRICING SCHEDULE
The following shall be used to calculate the Applicable Margin for Revolving Loans during the applicable period when the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated BBB- or better by S&P or Baa3 or better by Moody’s.

Applicable Margin
for Revolving
Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	2.25%	2.375%	2.625%	2.875%
Floating Rate	1.25%	1.375%	1.625%	1.875%
The following shall be used to calculate the Applicable Margin for Revolving Loans during the applicable period when the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated BB+ by S&P or Ba1 by Moody’s and the Borrower does not qualify for pricing as set forth in the immediately preceding grid.

Applicable Margin
for Revolving
Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	2.375%	2.625%	2.875%	3.125%
Floating Rate	1.375%	1.625%	1.875%	2.125%
The following shall be used to calculate the Applicable Margin for Revolving Loans during the applicable period when the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated lower than BB+ by S&P or Ba1 by Moody’s and the Borrower does not qualify for pricing as set forth in the two immediately preceding pricing grids.

Applicable Margin
for Revolving
Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	2.625%	2.875%	3.125%	3.375%
Floating Rate	1.625%	1.875%	2.125%	2.375%
     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     “Level I Status” exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, average daily Excess Availability for such fiscal quarter was greater than 45% of the average monthly Borrowing Base for such fiscal quarter.
     “Level II Status” exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, (i) the Borrower has not qualified for Level I Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 45% of the average monthly Borrowing Base for such fiscal quarter but greater than 30% of the average monthly Borrowing Base for such fiscal quarter.
     “Level III Status” exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 30% of the average monthly Borrowing Base for such fiscal quarter but greater than 15% of the average monthly Borrowing Base for such fiscal quarter.
     “Level IV Status” exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Level I Status, Level II Status, or Level III Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 15% of the average monthly Borrowing Base for such fiscal quarter.
     “Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.
The Applicable Margin shall be determined in accordance with the foregoing tables based on the Borrower’s Status for the applicable fiscal quarter. Such Status shall be determined based upon the Interim Collateral Reports and Monthly Collateral Reports delivered for such fiscal quarter. Adjustments, if any, to the Applicable Margin shall be effective five Business Days after the Agent has received all of the applicable Interim Collateral Reports and Monthly Collateral Reports. If the Borrower fails to deliver such Interim Collateral Reports and Monthly Collateral Reports to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin shall be the highest Applicable Margin set forth in the foregoing tables until the date on which such Interim Collateral Reports and Monthly Collateral Reports are so delivered. In the event that any financial statement or certificate required by Section 6.1.1, 6.1.2, 6.1.3 or 6.1.4 is shown to be inaccurate (regardless of whether this Agreement or the financing commitments are in effect), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period: (x) the Borrower shall immediately deliver to the Agent a correct certificate for such Applicable Period, (y) the Applicable Margin for such Applicable Period shall be determined by reference to such certificate, and (z) the Borrower shall immediately pay to the Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with the terms hereof. This provision shall not limit any other rights and remedies of the Agent and the Lenders hereunder.
Notwithstanding the foregoing, Level I Status shall be deemed to be applicable from the Amendment No. 3 Effective Date until the Agent’s receipt of the applicable Interim Collateral Reports and Monthly Collateral Reports delivered for the fiscal quarter ending March 31, 2010, and adjustments to the Status then in effect shall thereafter be effected in accordance with the preceding paragraph.

EXHIBIT B
TO
AMENDMENT NO. 3
FORM OF REAFFIRMATION
Attached

AFFIRMATION OF LOAN DOCUMENTS
          Reference is hereby made to the Fourth Amended and Restated Credit Agreement, dated as of May 11, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tesoro Corporation (the “Borrower”), the financial institutions from time to time party thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”). Capitalized terms used in this Affirmation of Loan Documents and not defined herein shall have the meanings given to them in the Credit Agreement.
          Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 3 to Fourth Amended and Restated Credit Agreement, which amends the Credit Agreement, and affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and the Guaranty, and acknowledges and agrees that each such Loan Document executed by it in connection with the Prior Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
          Each reference to the “Credit Agreement” contained in the above-referenced documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.
Dated: February 23, 2010
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GOLD STAR MARITIME COMPANY	TESORO NORTHSTORE COMPANY
TESORO ALASKA COMPANY
TESORO AVIATION COMPANY
TESORO COMPANIES, INC.
TESORO ENVIRONMENTAL RESOURCES COMPANY	By:	/s/ GREGORY A. WRIGHT

TESORO FAR EAST MARITIME COMPANY		Name: Gregory A. Wright
TESORO FINANCIAL SERVICES		Title: Executive Vice President,
HOLDING COMPANY		Chief Financial Officer
TESORO HAWAII CORPORATION
TESORO MARITIME COMPANY
TESORO REFINING AND MARKETING COMPANY	SMILEY’S SUPER SERVICE, INC.
TESORO TRADING COMPANY
TESORO VOSTOK COMPANY
TESORO WASATCH, LLC	By:	/s/ GREGORY A. WRIGHT

TESORO SIERRA PROPERTIES, LLC		Name: Gregory A. Wright
TESORO SOUTH COAST COMPANY, LLC		Title: Executive Vice President,
TESORO WEST COAST COMPANY, LLC		Chief Financial Officer

By:	/s/ GREGORY A. WRIGHT
	Name:	Gregory A. Wright
	Title:	Executive Vice President, Chief Financial Officer

SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS